UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 7, 2007

Date of Report (Date of Earliest Event Reported)

FIRST CALIFORNIA FINANCIAL GROUP, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	000-52498	38-3737811
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1880 Century Park East, Suite 800

Los Angeles, CA 90067

(Address of Principal Executive Offices) (Zip Code)

(310) 277-2265

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

First California Financial Group, Inc. (“First California”) announced on November 7, 2007 that its board of directors has authorized a repurchase of up to $5 million of First California’s common stock. First California is authorized until November, 2008 to purchase shares from time to time in open-market or privately-negotiated transactions, depending on market conditions. The stock repurchase plan is further described in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is herein incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press release dated November 7, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 9, 2007

FIRST CALIFORNIA FINANCIAL GROUP, INC.

By:	/s/ Romolo Santarosa
	Name:	Romolo Santarosa
	Title:	Executive Vice President,
Chief Financial Officer

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